SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2011

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

DIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

Effective February 21, 2011, S. Curtis Johnson III, previously designated as a director by Commercial Markets Holdco, LLC (“CMH”) pursuant to the stockholders agreement, dated as of November 24, 2009, by and among Diversey Holdings, Inc. (the “Company”), CMH, SNW Co., Inc., CDR Jaguar Investor Company, LLC (“CDR Investor”), and CDR F&F Jaguar Investor, LLC (the “Stockholders Agreement”), resigned from the Board of Directors (the “Board”) of the Company and the Company’s subsidiary, Diversey, Inc. (“Diversey”). The Company and Diversey also announced that Mr. Johnson would take a leave of absence from the companies and his position as Chairman of the Company and Diversey. Mr. Johnson served on the Company’s Executive, Finance, and Governance committees.

Appointment of Certain Officers

Under the Stockholders Agreement, each of CMH and CDR Investor have the right to designate five directors, including two independent directors, to the Board of the Company and Diversey, and CMH has the right to designate the Chairman of the Board of the Company and Diversey (the “Chairman”).

On February 21, 2011, CMH appointed Helen P. Johnson-Leipold, an existing member of the Board, to replace Mr. Johnson as Chairman effective February 21, 2011. The Board of Directors of Diversey also appointed Ms. Johnson-Leipold as Chairman of Diversey.

A copy of the press release issued by the Company announcing Mr. Johnson’s resignation and the appointment of Ms. Johnson-Leipold as Chairman is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 21, 2011 (filed herewith).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, INC.

Date: February 22, 2011	By:	/s/ Scott D. Russell
Scott D. Russell Chief Compliance Officer, Executive Vice President, General Counsel & Corporate Secretary

DIVERSEY, INC.

Date: February 22, 2011	By:	/s/ Scott D. Russell
Scott D. Russell Chief Compliance Officer, Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 21, 2011 (filed herewith).